Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings (Loss) Per Common Share
10.	Earnings (Loss) per Common Share

Basic earnings (loss) per common share (“EPS”) are calculated using the weighted average number of shares of common stock outstanding during each period. A reconciliation of the numerators and denominators of the basic and diluted EPS calculations follows.

	Years Ended December 31,
(In millions, except per share data)	2012	2011	2010
Numerator:
Net income attributable to SLM Corporation	$939	$633	$530
Preferred stock dividends	20	18	72

Net income attributable to SLM Corporation common stock	$919	$615	$458

Denominator:
Weighted average shares used to compute basic EPS	476	517	487
Effect of dilutive securities:
Dilutive effect of stock options, non-vested deferred compensation and restricted stock, restricted stock units and Employee Stock Purchase Plan (“ESPP”)(1)	7	6	1

Dilutive potential common shares(2)	7	6	1

Weighted average shares used to compute diluted EPS	483	523	488

Basic earnings (loss) per common share attributable to SLM Corporation:
Continuing operations	$1.93	$1.12	$1.35
Discontinued operations	—	.07	(.41)

Total	$1.93	$1.19	$.94

Diluted earnings (loss) per common share attributable to SLM Corporation:
Continuing operations	$1.90	$1.11	$1.35
Discontinued operations	—	.07	(.41)

Total	$1.90	$1.18	$.94

(1)	Includes the potential dilutive effect of additional common shares that are issuable upon exercise of outstanding stock options, non-vested deferred compensation and restricted stock, restricted stock units, and the outstanding commitment to issue shares under the ESPP, determined by the treasury stock method.
(2)	For the years ended December 31, 2012, 2011 and 2010, securities covering approximately 12 million, 16 million and 15 million shares, respectively, were outstanding but not included in the computation of diluted earnings per share because they were anti-dilutive.